UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
August 31, 2018
(Date of earliest event reported)
_______________________________________

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on September 4, 2018 (the “Original Form 8-K”), Callon Petroleum Operating Company (CPOC”), a wholly owned subsidiary of Callon Petroleum Company (“Callon” or the “Company”), entered into a purchase and sale agreement (the “Cimarex Purchase Agreement”) with Cimarex Energy Company and certain of its subsidiaries (collectively, the “Seller”) for the purchase of certain oil and natural gas producing properties and undeveloped acreage in the Delaware Basin (the “Cimarex Acquisition”).

On August 31, 2018, CPOC completed the Cimarex Acquisition for total cash consideration of $538.6 million, including customary purchase price adjustments in accordance with the Cimarex Purchase Agreement. The acquired properties include approximately 28,000 net surface acres in Callon’s Spur operating area in the Delaware Basin, over 90% of which are held by production, that are primarily adjacent to its existing position.

This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to provide (i) the Audited and Unaudited Statements of Revenue and Direct Operating Expenses for the Cimarex Acquisition (for the periods described in Item 9.01(a) below), the notes related thereto, and the Report of the Independent Auditors thereto and (ii) the Unaudited Pro Forma Consolidated Financial Statements described in Item 9.01(b) below. This Current Report on Form 8-K/A should be read in connection with the Original Form 8-K, which provides a more complete description of the Cimarex Acquisition.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited Statement of Revenues and Direct Operating Expenses of the Cimarex Acquisition for the year ended December 31, 2017 and Unaudited Statement of Revenues and Direct Operating Expenses of the Cimarex Acquisition for the six months ended June 30, 2018 and 2017, and the related notes thereto, are attached hereto as Exhibit 99.1.

(b) Pro forma financial information

Unaudited Pro Forma Consolidated Financial Statements of the Company for the year ended December 31, 2017 and for the six months ended June 30, 2018, and the related notes thereto, are attached hereto as Exhibit 99.2.

(d) Exhibits

Exhibit Number	Title of Document

23.1	Consent of KPMG LLP
99.1	Audited and Unaudited Statements of Revenues and Direct Operating Expenses
99.2	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

November 14, 2018	/s/ James P. Ulm, II
James P. Ulm, II
Senior Vice President and Chief Financial Officer